UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2008
UTIX GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-50589 (Commission File Number)	75-2340624 (IRS Employer Identification No.)

7 New England Executive Park, Suite 610, Burlington, MA (Address of Principal Executive Offices)	01803 (Zip Code)
Registrant’s telephone number, including area code: (781) 229-2589
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Amendment to Consulting Agreement - Robert J. Corliss
Ex-99.2 Amendment to Employment Agreement - Steven Apesos
Ex-99.3 Amendment to Employment Agreement - Mark L. Pover

Item 1.01. Entry into a Material Definitive Agreement.
The response to this item is set forth in Item 5.02 below and is expressly incorporated herein by reference
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 31, 2008, Robert J. Corliss informed Utix Group, Inc. (the “Company”) that he was resigning from his position as the Company’s interim President and Chief Executive Officer, effectively immediately. Mr. Corliss will remain a director on the Company’s Board of Directors. In connection with Mr. Corliss’s resignation, the Company and Mr. Corliss entered into an Amendment to Consulting Agreement (the “Consulting Amendment”), dated January 31, 2008, amending the Consulting Agreement between the Company and Mr. Corliss, dated October 29, 2007 (the “Consulting Agreement”). Pursuant to the Corliss Amendment, the Consultation Period (as defined in the Consulting Agreement) was terminated and Mr. Corliss agreed that any previous payments made to him under the Consulting Agreement represented full and total satisfaction of the Company’s obligations under the Consulting Agreement.
On January 31, 2008, the Company entered into (i) the Amendment to Employment Agreement with Steven Apesos (the “Apesos Amendment’) amending Mr. Apesos’s current employment agreement with the Company, and (ii) the Amendment to Employment Agreement between the Company and Mark Pover (the “Pover Amendment”) amending Mr. Pover’s current employment agreement with the Company. Pursuant to the Apesos Amendment and the Pover Amendment, the definition of “Change in Control” set forth in each of the original employment agreements was amended to include the following events: (i) the consummation of a sale, lease, transfer, exclusive license or other disposition of all or substantially all of the assets of the Company, (ii) the consummation of a sale or other disposition of the Company’s capital stock pursuant to which the holders of the Company’s outstanding capital stock prior to the disposition do not hold (directly or indirectly) at least fifty percent (50%) of the Company’s outstanding capital, or (iii) the consummation of a merger, consolidation or similar transaction following which the holders of the Company’s outstanding capital stock prior to such transaction do not hold (directly or indirectly) at least fifty percent (50%) of the outstanding capital stock having the right to vote generally for the election of directors immediately after such transaction of (a) the surviving entity or (b) of the parent of the surviving entity if the surviving entity is a wholly-owned subsidiary.
The foregoing descriptions of the Consulting Amendment, the Apesos Amendment and the Pover Amendment are not complete and are qualified in their entirety by reference to (i) the Consulting Amendment, which is filed as Exhibit 99.1 hereto, (ii) the Consulting Agreement, which is incorporated by reference to Exhibit 99.1 to Form 8-K/A filed on November 20, 2007, (iii) the Apesos Amendment, which is filed as Exhibit 99.2 hereto, (iv) the Employment Agreement between the Company and Steven Apesos, effective as of December 13, 2006, which is incorporated by reference to Exhibit 10.6 to Form 10-QSB filed on May 21, 2007, (v) the Pover Amendment, which is filed as Exhibit 99.3 hereto, (vi) the Employment Agreement between the Company and Mark L. Pover, effective as of January 23, 2006, which is incorporated by reference to Exhibit 10.1 to Form 8-K filed on February 1, 2006, and (vii) Amendment to Employment Agreement, dated November 14, 2006, between the Company and Mark Pover, which is incorporated by reference to Exhibit 10.16 to Form 10-KSB, filed on January 9, 2008.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1 Amendment to Consulting Agreement between Utix Group, Inc. and Robert J. Corliss, dated January 31, 2008.
99.2 Amendment to Employment Agreement between Utix Group, Inc. and Steven Apesos, dated January 31, 2008.
99.3 Amendment to Employment Agreement between Utix Group, Inc. and Mark L. Pover, dated January 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Utix Group, Inc.
By:	/s/ Mark L. Pover
Mark L. Pover
Chief Financial Officer and Principal Accounting Officer

DATE: February 7, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amendment to Consulting Agreement between Utix Group, Inc. and Robert J. Corliss, dated January 31, 2008

99.2	Amendment to Employment Agreement between Utix Group, Inc. and Steven Apesos, dated January 31, 2008.

99.3	Amendment to Employment Agreement between Utix Group, Inc. and Mark L. Pover, dated January 31, 2008.